EXHIBIT 32

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly Report on Form 10Q of Mass Megawatts Wind Power,  Inc.  (the  Company) for the period ended July 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the Report), Jonathon Ricker,  the  Principal  Financial  Officer  of  the  Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of  2002,  that,  to  the  best  of  his  knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 9/22/2014	By:	/s/ Jonathan Ricker
Jonathan Ricker
Chief Executive Officer,
Chief Financial Officer and
Principal Accounting Officer